UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) March 6, 2000
                                                          -------------

                     MORGAN STANLEY SPECTRUM COMMODITY L.P.
             (Exact name of registrant as specified in its charter)



        DELAWARE                   0-24035                   13-3968008
-------------------------    -----------------------    ------------------------
     (State or other             (Commission               (IRS Employer
     jurisdiction of             File Number)            Identification Number
     incorporation)



                       C/O DEMETER MANAGEMENT CORPORATION
                        C/O MORGAN STANLEY TRUST COMPANY
                      MANAGED FUTURES DEPARTMENT, 7TH FLOOR
      HARBORSIDE FINANCIAL CENTER, PLAZA TWO, JERSEY CITY, NEW JERSEY 07311
        (Address of Principal Executive Offices)                    (Zip Code)


       Registrant's telephone number, including area code: (201) 876-4647
                                                           --------------

               MORGAN STANLEY DEAN WITTER SPECTRUM COMMODITY L.P.
                       C/O DEMETER MANAGEMENT CORPORATION
          TWO WORLD TRADE CENTER, 62ND FLOOR, NEW YORK, NEW YORK 10048
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events
         ------------

         Effective November 1, 2001, Morgan Stanley Dean Witter Spectrum Commodity L.P. changed its name to Morgan Stanley Spectrum Commodity L.P.(the "Partnership").

         The Partnership and the general partner, Demeter Management Corporation, have relocated their offices to c/o Morgan Stanley Trust Company, Managed Futures Department, 7th Floor, Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311.

         The Amended and Restated Customer Agreement, dated as of March 31, 2000, between the Partnership and Morgan Stanley DW Inc. and the Commodity Futures Customer Agreement, dated as of June 30, 2000, between Morgan Stanley & Co. Incorporated and the Partnership, and acknowledged and agreed to by Morgan Stanley DW Inc., were amended as a result of the Partnership becoming a part of the Morgan Stanley Dean Witter Spectrum Series of continuously offered funds on March 6, 2000.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized in the City of New York and State of New York.


                                        Morgan Stanley Spectrum Commodity L.P.


                                        By: Demeter Management Corporation,
                                            as General Partner


                                        By: /s/ Robert E. Murray
                                            ------------------------------------
                                            Robert E. Murray,
                                            President

Dated:  November 1, 2001

                                  EXHIBIT INDEX


EXHIBIT                      DESCRIPTION
-------                      -----------
3.01                         Delaware Certificate of Amendment of Certificate of
                             Limited Partnership of the Partnership.

10.01 Amended and Restated Customer Agreement between the Partnership and Morgan Stanley DW Inc., dated as of March 31, 2000.

10.02 Commodity Futures Customer Agreement between Morgan Stanley & Co. Incorporated and the Partnership, and acknowledged and agreed to by Morgan Stanley DW Inc., dated as of June 30, 2000.

10.03 Securities Account Control Agreement among the Partnership, Morgan Stanley & Co. Incorporated, and Morgan Stanley DW Inc., dated as of June 30, 2000.

10.04 Customer Agreement between the Partnership and Morgan Stanley & Co. International Limited, dated as of June 30, 2000.